Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Smith, President and Chief Executive Officer of PSS World Medical, Inc., hereby certify that the PSS World Medical, Inc. Savings Plan (the “Plan”) Annual Report on Form 11-K for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ David A. Smith

David A. Smith
President and Chief Executive Officer

September 10, 2003